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                                                                    Exhibit 21.1

            SUBSIDIARIES AND AFFILIATES OF TRITON ENERGY CORPORATION

                                 August 22, 1994

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                           NAME                                           JURISDICTION       % OF VOTING
                                                                               OF             SECURITIES
                                                                          ORGANIZATION          OWNED
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                TRITON ENERGY CORPORATION                                    TEXAS              PUBLIC
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
Antilles Enterprises, N.V.                                            Netherlands Antilles       100%
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Inlet Oil & Mineral Company (U.K.) Limited                               United Kingdom          100%
     Inlet North Sea Corporation                                            Delaware             100%
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New Zealand Petroleum Company Limited                                      New Zealand          33.66%
     Triton Oil (N.Z.) Limited                                             New Zealand           100%
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Triton Air Holdings, Inc.                                                     Texas              100%
     Aviation Petroleum, Inc.                                                 Texas              100%
     Jet East, Inc.                                                           Texas              100%
     North Central Aviation, Inc.                                             Texas              100%
     Servion, Inc.                                                          Delaware             100%
     Triton Fuel Group, Inc.                                                  Texas              100%
- - - ---------------------------------------------------------------------------------------------------------
Triton Development Corporation                                              Delaware             100%
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Triton Exploration Services, Inc.                                           Delaware             100%
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Triton International Oil Corporation                                        Delaware             100%
     Triton Argentina, Inc.                                                 Delaware             100%
     Triton Colombia, Inc.                                                  Delaware             100%
     Triton Guatemala S.A.                                           British Virgin Islands      100%
     Triton Indonesia, Inc.                                                 Delaware             100%
     Triton Mexico, Inc.                                                    Delaware             100%
     Triton Oil Company of Thailand                                           Texas              100%
     Triton Oil & Gas Corp.                                                 Delaware             100%
          Triton Europe Limited                                          United Kingdom          100%
          Triton France S.A.                                                 France              100%
          Triton Mediterranean Oil & Gas N.V.                            The Netherlands         100%
          Triton Oil (G.B.) Ltd.                                         United Kingdom          100%
          Triton Resources (U.K.) Limited                                United Kingdom          100%
     Triton Resources Colombia, Inc.                                        Colorado             100%
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

                        NAME                                              JURISDICTION       % OF VOTING
                                                                               OF             SECURITIES
                                                                          ORGANIZATION          OWNED
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              TRITON ENERGY CORPORATION                                      TEXAS              PUBLIC
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
Triton Oil (Holdings) Pty. Limited                                         Australia             100%
     Crusader Limited                                                      Australia            49.9%
          Allied Queensland Coalfields Ltd.                                Australia           58.35%
               Aberdare Collieries Pty. Ltd.                               Australia             100%
                    New Whitwood Collieries Pty. Ltd.                      Australia             100%
                    Riverview Coal Terminal Pty. Ltd.                      Australia             100%
                Allied Indonesian Coalfields Pty. Limited                  Australia             100%
                    Allied Indonesian Coalfields (No. 2) Pty. Limited      Australia             100%
                A.Q.C. (Ensham) Pty. Ltd.                                  Australia              85%
                Baralaba Coal Pty. Ltd.                                    Australia             100%
                   Baralaba Coal Jt. Venture                               Australia              85%
                Indo Sumatera Holdings B.V.(1)                            Netherlands            100%
                Lemon Grove Investments Pty.                               Australia             100%
                Sumatera Holdings Pty. Ltd. (2)                            Australia             100%
                Tiaro Coal Pty. Ltd.                                       Rep. Ireland          100%
          Ausquacan Energy Limited                                         Australia             100%
          Australian Hydrocarbons, N.L.                                      Delaware            100%
                Australian Hydrocarbons, Inc.                                Delaware            100%
          Crusader (Carnavon) Pty. Ltd.                                    Australia             100%
                Crensham Pty. Ltd.                                         Australia             100%
                    Supafuels Ltd.                                         Australia             100%
                      Koala Smokeless  Fuels Ltd.                          Australia             100%
                Crusader (Commercial) Pty. Ltd.                            Australia             100%
                Crusader, Inc.                                             New Zealand           100%
                    CAB Resources, Inc.                                    Australia             100%
                Crusader Investments Pty. Limited
                Crusader (Jild) Pty. Ltd.
                Crusader Mawson Pty. Ltd.
                Crusader Oil & Minerals Pty. Ltd.
                    Crusader (Victoria) Pty. Ltd.
                Crusader (Qld.) Pty. Ltd.
                Crusader Resources N.L.
                    Pursuit Exploration Pty. Ltd.
                Saracen Minerals N.L.
                    Saracen Minerals (N.Z.) Ltd.
                    Mt. Coolon Gold Ltd.

(1) 82.35% held by Sumatera Holdings Pty. Ltd.

(2) .1% held by Allied Indonesian Coalfields Pty. Ltd.
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